                                SETTLEMENT AGREEMENT


     This Agreement, entered into this 1st day of April, 1998 by and between United Wisconsin Services, Inc., a Wisconsin corporation ("UWS"), on behalf of itself and on behalf of UWS Acquisition Co., a Wisconsin corporation to be formed which initially will be a wholly owned subsidiary of UWS ("UWS Acquisition"), Wallace J. Hilliard ("Hilliard") and Ronald A. Weyers ("Weyers").

                                      RECITALS

     1. UWS, Hilliard and Weyers are parties to an Agreement and Plan of Merger dated July 31, 1996 between UWS, Blue Cross & Blue Shield United of Wisconsin, American Medical Security Group, Inc. (the "Company"), Hilliard and Weyers (the "Merger Agreement").

     2. Pursuant to Article VIII of the Merger Agreement, UWS has asserted claims against the Shareholders (as defined in the Merger Agreement).

     3. Hilliard, in his capacity as a Shareholder and as Agent (both as defined in the Merger Agreement) and UWS desire to settle any and all claims under the Merger Agreement.

     4. UWS has submitted a Private Letter Ruling Request ("PLR") to the Internal Revenue Service ("IRS") regarding a possible distribution to existing shareholders of UWS of all of the stock of UWS Acquisition by means of a tax-free spinoff (the "Spinoff").

     5. In processing the PLR, the IRS has requested that certain shareholders of UWS, including Hilliard and Weyers, make certain representations regarding their plan or intention to sell or otherwise transfer either Common Stock of UWS ("UWS Common Stock") or Common Stock of UWS Acquisition ("UWS Acquisition Common Stock") received by them in the Spinoff.

     6. Hilliard and Weyers are willing to make the representations referred to in Recital 5 above, along with certain additional covenants relating to their UWS Common Stock and UWS Acquisition Common Stock to be received in the Spinoff.

     7. In connection with the Merger Agreement, each of Hilliard and Weyers entered into the Registration Rights Agreement (as defined in the Merger Agreement).

     8. In connection with the Spinoff, the parties desire that the terms of the Registration Rights Agreement be extended to cover UWS Acquisition Common Stock to be received by Hilliard and Weyers in the Spinoff.

     9. In connection with their respective Employment and Noncompetition Agreements (as defined in the Merger Agreement) (the "Employment Agreement"), each of Hilliard and Weyers received Options (as defined in the Employment Agreements).

     10. The parties desire to set forth herein the manner in which the Options will be treated in the Spinoff.

     NOW, THEREFORE, the parties agree as follows:

     1. RELEASE AND DISCHARGE OF INDEMNIFICATION CLAIMS. Concurrently with the execution of this Agreement, Hilliard, as Agent, and UWS shall
          (a) execute and deliver the Mutual Release and Termination Agreement attached hereto as Exhibit A, and (b) execute and deliver the written instructions to the Escrow Agent attached hereto as Exhibit B providing for the payment to UWS of $500,000.

     2. CERTIFICATION. Concurrently with the execution of this Agreement, each of Hilliard and Weyers shall execute a Certification in the form attached hereto as Exhibit C.

     3. AMENDMENT TO EMPLOYMENT AGREEMENT. Concurrently with the execution of this Agreement, each of Hilliard and Weyers and American Medical Security Holdings, Inc. shall enter into an Amendment to Employment and Noncompetition Agreement in the form attached hereto as Exhibit D (the "Amendment"). The parties agree that, upon execution of the Amendment, neither Hilliard nor Weyers will be subject to the terms of any insider trading policies of UWS or any of its current subsidiaries, except for any general trading limitations or restrictions under federal or state securities laws.

     4. OPTION. If the Spinoff is completed, each of Hilliard and Weyers will receive in exchange for or as a result of their holding Options (as defined in the Employment Agreement) "stapled options" consisting of an equal number of options to purchase stock of UWS and UWS Acquisition, in each case with an exercise price proportionally adjusted or set to take into account the economic value of the Options immediately prior to the Spinoff. Any such adjustment shall be made such that (a) the aggregate exercise price of the stapled options shall not be greater than the aggregate exercise price of the original Option, (b) the other terms of the stapled options shall not be less favorable to the option holder than the original Options, and (c) the securities to be issued to the option holder pursuant to the stapled options shall be registered under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form.

     5. REGISTRATION RIGHTS. On or before the Spinoff is completed, UWS Acquisition and Hilliard and Weyers shall enter into a Registration Rights and Stock Restriction Agreement in the form attached hereto as Exhibit E concerning certain matters relating to their ownership of UWS Acquisition Common Stock.

     6. ARBITRATION. Any controversy or dispute arising out of or relating to this Agreement shall be settled by a single arbitrator in arbitration conducted in Chicago, Illinois in accordance with the Commercial Arbitration Rules of the American Arbitration Associate, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator's decision shall be in writing and shall be final and nonappealable. The arbitrator also shall make a determination regarding which party's legal position in any such controversy or claim is the more substantially correct (the "Prevailing Party") and the arbitrator may require the other party to pay the reasonable legal and other professional fees and costs incurred by the Prevailing Party in connection with such arbitration proceeding and any necessary court action.

     7. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given (i) when delivered personally; (ii) the second business day after being deposited in the United States mail registered or certified (return receipt requested); (iii) the first business day after being deposited with Federal Express or any other recognized national overnight courier service or (iv) on the business day on which it is sent and received by facsimile, in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  If to UWS:

                    United Wisconsin Services, Inc.
                    401 West Michigan Street
                    Milwaukee, WI  53203

                    Attention:  Thomas R. Hefty, President

                    With a copy to:

                    Michael Best & Friedrich LLP
                    100 East Wisconsin Avenue
                    Milwaukee, WI  53202

                    Attention:  Geoffrey R. Morgan.

          (b)  If to Hilliard or Weyers:

                    Wallace J. Hilliard
                    4443 Indian Trails
                    Green Bay, WI  54313

                    Ronald A. Weyers
                    2643 Good Sheperd Lane
                    Green Bay, WI  54313

                    With a  copy to:

                    Godfrey & Kahn, S.C.
                    333 Main Street, Suite 600
                    Green Bay, WI  54307-3067

                    Attention:  Benjamin W. Laird

                    Godfrey & Kahn, S.C.
                    780 North Water Street
                    Milwaukee, WI  53202

                    Attention:  Randall J. Erickson

     8. MISCELLANEOUS. This Agreement (including the exhibits, documents and instruments referred to herein or therein):

          (a) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them with respect to the subject matter hereof;

          (b) is not intended to confer upon any person which is not a party hereto any rights or remedies hereunder;

          (c) shall not be assigned by operation of law or otherwise except that UWS may assign all or any portion of its rights hereunder to UWS Acquisition or any other subsidiary of UWS; and

          (d) may be executed in two or more counterparts which together shall constitute a single agreement.

     9. WAIVER; REMEDIES. No delay or failure on the part of any party hereto to exercise any right, power, or privilege hereunder shall operate as a waiver hereof, nor shall any waiver on the part of any party hereto of any right, power, or privilege hereunder operate as a waiver of any other right, power, or privilege hereunder, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege hereunder.

     10. SEVERABILITY. If any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be construed and enforced as if it had been more narrowly drawn so as not to be illegal, invalid or unenforceable, and such illegality, invalidity or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

     11. GOVERNING LAW. This Agreement shall be construed in accordance with the law of the State of Wisconsin (without regard to principles of conflicts of laws) applicable to contracts made and to be performed within such State.

                                        UNITED WISCONSIN SERVICES, INC.


                                        By: /s/ Thomas R. Hefty
                                           -------------------------------------
                                        Its:  President
                                            ------------------------------------

                                        /s/ Wallace J. Hilliard
                                        ----------------------------------------
                                        Wallace J. Hilliard

                                        /s/ Ronald A. Weyers
                                        ----------------------------------------
                                        Ronald A. Weyers

                                                                       EXHIBIT A

                      MUTUAL RELEASE AND TERMINATION AGREEMENT


     This Agreement ("Agreement") is made and entered into as of this 1st day of April, 1998 by and among United Wisconsin Services, Inc., a Wisconsin corporation (the "Company"), Wallace J. Hilliard ("Hilliard"), individually and as Agent under the Escrow Agreement (hereinafter defined), and Ronald A. Weyers, individually (collectively the "Principal Shareholders").

                                      RECITALS

     WHEREAS, the Principal Shareholders, individually, and the Company are parties to an Agreement and Plan of Merger dated July 31, 1996 (the "Merger Agreement") between the Company, Blue Cross & Blue Shield United of Wisconsin, American Medical Security Group, Inc. and the Principal Shareholders;

     WHEREAS, Hilliard, as Agent, is a party to the Escrow Agreement dated December 3, 1996 (the "Escrow Agreement"), between the Company, Wallace J. Hilliard as Agent, and Bank One Wisconsin Trust Company, N.A; and

     WHEREAS, the parties hereto each desired to release all claims under the Merger Agreement and Escrow Agreement and to terminate the Escrow Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

                                     ARTICLE I
                 MUTUAL RELEASE AND TERMINATION OF ESCROW AGREEMENT

          SECTION 1.1    MUTUAL RELEASE.  Effective as of the execution hereof:

               (a) Each Principal Shareholder, individually and on behalf of the Shareholders (as defined in the Merger Agreement) forever and irrevocably releases and discharges the Company, its subsidiaries, and their respective directors, officers, employees, agents and representatives, and each of them, past and present, from any and all actions, suits, obligations, damages, losses, claims, liabilities and demands of whatever character (collectively, "Claims") relating to, arising from or in any way connected with (i) the Merger Agreement (including, but not limited to, any claims for indemnification thereunder), and
(ii) the Escrow Agreement. This release is limited to a release of Claims in connection with the Merger Agreement and the Escrow Agreement and does not extend to any Claims arising or resulting from a breach or violation by the Company of its obligations under this Agreement or any other agreement between Principal Shareholders and the Company, including but not limited to the Registration Rights Agreement and the Employment Agreements, as each such term is defined in the Merger Agreement.

               (b) The Company forever and irrevocably releases and discharges the Principal Shareholders and the Shareholders from any and all Claims relating to, or arising from or in any way connected with (i) the Merger Agreement (including, but not limited to, any claims for indemnification thereunder), and
(ii) the Escrow Agreement. This release is limited to a release of Claims in connection with the Merger Agreement and the Escrow Agreement and does not extend to any Claims arising or resulting from a breach or violation by the Principal Shareholders of their respective obligations under this Agreement or any other agreement between either Principal Shareholder and the Company, including but not limited to the Registration Rights Agreement and their respective Employment Agreements.

               (c) It is understood and agreed that this release extends to all Claims arising pursuant to the Merger Agreement and Escrow Agreement, whether known or unknown, suspected or unsuspected, and that the facts in respect of which these releases are given hereafter may prove to be different than the facts now known or believed. Each of the releasing parties hereto represents and warrants that such party has not heretofore assigned or transferred to any firm, corporation or person whatsoever, any Claim of the types hereby released.

          SECTION 1.2 TERMINATION OF ESCROW AGREEMENT. Effective upon the execution hereof, the Escrow Agreement (hereinafter defined) is hereby terminated in its entirety and shall be of no further force or effect. Concurrently with the execution hereof, the Company and Wallace J. Hilliard shall each execute and deliver to the Escrow Agent (as such term is defined in the Escrow Agreement) the letter of direction attached as Exhibit B to the Settlement Agreement of even date herewith which letter directs the Escrow Agent to disburse all remaining escrowed funds in accordance with the instructions set forth therein.


                                     ARTICLE II
                                   MISCELLANEOUS

          SECTION 2.1 BENEFIT AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors, assignees, and beneficiaries in interest, provided, however, that neither party shall assign this Agreement.

          SECTION 2.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin (regardless of such State's conflict of laws principles), and without reference to any rules of construction regarding the party responsible for the drafting hereof.

          SECTION 2.3 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, provided that all such counterparts, in the aggregate, shall contain the signatures of all parties hereto.

          SECTION 2.4 HEADINGS. All Section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Agreement.

          SECTION 2.5 AMENDMENT, MODIFICATION AND WAIVER. This Agreement may not be modified, amended or supplemented except by mutual written agreement of all the parties hereto. Any party may waive in writing any term or condition contained in this Agreement and intended to be for its benefit; provided, however, that no waiver by any party, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such term or condition. Each amendment, modification, supplement or waiver shall be in writing signed by the party or the parties to be charged.

          SECTION 2.6 ENTIRE AGREEMENT. This Agreement (and its appendix) represents the full and complete agreement of the parties with respect to the subject matter hereof and supersede and replace any prior understandings and agreements among the parties with respect to the subject matter hereof and no provision or document of any kind shall be included in or form a part of such agreement unless signed and delivered to the other party by the parties to be charged.

          SECTION 2.7 THIRD-PARTY BENEFICIARIES. No third parties are intended to benefit from this Agreement, and no third-party beneficiary rights shall be implied from anything contained in this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        UNITED WISCONSIN SERVICES, INC.


                                        By:/s/ Thomas R. Hefty
                                           -------------------------------------
                                             Thomas R. Hefty, President



                                        /s/ Wallace J. Hilliard
                                        ----------------------------------------
                                        Wallace J. Hilliard, individually, on
                                        behalf of the Shareholders and as Agent


                                        /s/ Ronald A. Weyers
                                        ----------------------------------------
                                        Ronald A. Weyers, individually and on
                                        behalf of the Shareholders

                                     EXHIBIT B


                                   April 1, 1998


VIA MESSENGER

Bank One Trust Company, N.A.
111 East Wisconsin Avenue
5th Floor
Milwaukee, WI  53202
ATTN:  Francine Olstinske

     RE: Escrow Agreement dated December 3, 1996 ("Escrow Agreement") by and among United Wisconsin Services, Inc., a Wisconsin Corporation ("UWS"), Wallace J. Hilliard ("Agent"), and Bank One Wisconsin Trust Company, N.A. (the "Escrow Agent")
          ----------------------------------------------------------------------

Ladies and Gentlemen:

     You are hereby directed and instructed as Escrow Agent to immediately distribute the Escrowed Funds (as defined in the Escrow Agreement) as follows:

          1.   $500,000 to    United Wisconsin Services, Inc.
                              401 West Michigan Street
                              Milwaukee, WI  53203

          2. The entire remaining balance of the Escrowed Funds in accordance with the written instructions of the Agent.

     This letter shall constitute "written instructions" to you in accordance with Section 4(c) of the Escrow Agreement.


UNITED WISCONSIN
SERVICES, INC.


By:                                     /s/ Wallace J. Hilliard
    --------------------------------    ----------------------------------------
Title:                                  Wallace J. Hilliard, as Agent
      ------------------------------

                                     EXHIBIT C


                                 REPRESENTATION OF
                                WALLACE J. HILLIARD


     The undersigned hereby represents as follows:

          He has no plan or intention to sell, exchange, transfer by gift or otherwise dispose of any of his stock in either the distributing or controlled corporation subsequent to the proposed transaction.



April _____, 1998                       ----------------------------------------
                                        Wallace J. Hilliard

                                     EXHIBIT C


                                 REPRESENTATION OF
                                  RONALD A. WEYERS


     The undersigned hereby represents as follows:

          He has no plan or intention to sell, exchange, transfer by gift or otherwise dispose of any of his stock in either the distributing or controlled corporation subsequent to the proposed transaction.



April _____, 1998                       ----------------------------------------
                                        Ronald A. Weyers

                                                                       EXHIBIT D

                              AMENDMENT TO EMPLOYMENT
                            AND NONCOMPETITION AGREEMENT

     This Amendment is entered into as of April ____, 1998, by and between American Medical Security Holdings, Inc., a Wisconsin corporation (the "Company") and a wholly owned subsidiary of United Wisconsin Services, Inc., a Wisconsin corporation ("UWSI"), and Wallace J. Hilliard, an individual ("Employee").

                                      RECITALS

     WHEREAS, the parties and UWSI have entered into an Employment and Noncompetition Agreement executed as of December 3, 1996; and

     WHEREAS, the parties desire to amend Section 1.2 of the Employment Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company and Employee, it is hereby agreed as follows:

     1. The first sentence of Section 1.2 of the Employment Agreement is hereby amended to read in its entirety as follows:

               Employee shall be employed by the Company and shall have such duties as may be set forth by the President from time to time.

     2. All other terms and conditions of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written above.

                                        AMERICAN MEDICAL SECURITY
                                        HOLDINGS, INC.


                                        By:
                                           -------------------------------------

                                        ----------------------------------------
                                        Wallace J. Hilliard

                                                                       EXHIBIT D

                               AMENDMENT TO EMPLOYMENT
                             AND NONCOMPETITION AGREEMENT

     This Amendment is entered into as of April ____, 1998, by and between American Medical Security Holdings, Inc., a Wisconsin corporation (the "Company") and a wholly owned subsidiary of United Wisconsin Services, Inc., a Wisconsin corporation ("UWSI"), and Ronald A. Weyers, an individual ("Employee").

                                       RECITALS

     WHEREAS, the parties and UWSI have entered into an Employment and Noncompetition Agreement executed as of December 3, 1996; and

     WHEREAS, the parties desire to amend Section 1.2 of the Employment Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company and Employee, it is hereby agreed as follows:

     1. The first sentence of Section 1.2 of the Employment Agreement is hereby amended to read in its entirety as follows:

               Employee shall be employed by the Company and shall have such duties as may be set forth by the President from time to time.

     2. All other terms and conditions of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written above.

                                        AMERICAN MEDICAL SECURITY
                                        HOLDINGS, INC.


                                        By:
                                           -------------------------------------

                                        ----------------------------------------
                                        Ronald A. Weyers

                                                                       EXHIBIT E
                           REGISTRATION RIGHTS AND STOCK
                               RESTRICTION AGREEMENT



     This Agreement ("Agreement") is made and entered into as of this 1st day of April, 1998 by and among United Wisconsin Services Acquisition, Inc., a Wisconsin corporation (the "Company"), Wallace J. Hilliard and Ronald A. Weyers (individually a "Holder" and collectively the "Holders").

                                      RECITALS

     WHEREAS, the Holders and United Wisconsin Services, Inc. ("UWS") are parties to a Registration Rights and Stock Restriction Agreement dated December 3, 1996, pursuant to which, among other things, the Holders obtained registration rights with respect to shares of common stock, no par value, of UWS ("UWSI Common Stock") and options to purchase shares of UWSI Common Stock ("UWSI Options") owned by the Holders.

     WHEREAS, on the date hereof UWS is distributing all of the issued and outstanding shares of the Company's no par value common stock ("Company Common Stock") to the holders of the UWSI Common Stock on a one-for-one basis (the "Spinoff"), and pursuant to the Spinoff the holders of UWSI Options will receive options to purchase shares of Company Common Stock ("Company Options").

     WHEREAS, in connection with the transactions contemplated by the Spinoff, the Holders desire to obtain certain registration rights with respect to Company Common Stock to be received in the Spinoff and the Company Options, and the Company desires to enter into the agreements with the Holders as set forth below.

     NOW THEREFORE, the parties agree as follows:

                                     ARTICLE I
                                REGISTRATION RIGHTS

          Section 1.01 GENERAL. For purposes of Article I: (i) the terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement (a "registration statement") in compliance with the Securities Act of 1933, as amended (the "1933 Act"), and the declaration or ordering of effectiveness of such registration statement; and
(ii) the term "Registrable Securities" means the shares of Company Common Stock to be received by the Holders in the Spinoff and any shares of Company common stock acquired by the Holders through the exercise of Company Options or any securities issued in exchange therefor in the event of a recapitalization, stock split, merger, consolidation or other combination or exchange of shares.

          Section 1.02 REQUEST FOR REGISTRATION. Subject to Section 1.07(a) hereof, at any time on or after the date hereof if the Company shall receive a written request (specifying that it is being made pursuant to this Section 1.02) from both Holders that the Company register at least fifty percent (50%) of the then outstanding Registrable Securities, then the Company shall use its best efforts to cause to be registered all Registrable Securities that the Holders have requested be registered. Notwithstanding the foregoing, the Company shall not be obligated to effect a registration pursuant to this Section 1.02 during the period starting with the date forty-five (45) days prior to the Company's estimated date of filing of, and ending on a date one-hundred-eighty (180) days following the effective date of, a registration statement pertaining to an underwritten public offering of Company Common Stock for the account of the Company. The Company shall be obligated to effect not more than two (2) registrations pursuant to this Section 1.02. Any request for registration under this Section must be for a firmly underwritten public offering in accordance with terms agreed upon between the underwriter or underwriters and the Holders to be managed by an underwriter or underwriters designated by the Holders and reasonably acceptable to the Company. Notwithstanding anything else in this Agreement to the contrary, all of the Company's obligations under this Section shall expire on the earlier of December 3, 2001 or the date on which the Holders own in the aggregate less than three percent of the outstanding Company Common
Stock.   Subject to the provisions of Section 1.07(a) hereof, the Company shall be permitted to cause to be registered additional shares of Company Common Stock (whether previously unissued or owned by a person or entity designated by the Company) in connection with any registration effected pursuant to this Section
1.02. If, while a registration request is pending pursuant to this Section 1.02, the Company has determined in good faith that (A) the filing of a registration statement could jeopardize or delay any contemplated material transaction other than a financing plan involving the Company or would require the disclosure of material information that the Company had a bona fide business purpose for preserving as confidential; or (B) the Company then is unable to comply with requirements of the Securities and Exchange Commission ("SEC") applicable to the requested registration (notwithstanding its best efforts to so comply), the Company shall not be required to effect a registration pursuant to this Section 1.02 until the earlier of (1) the date upon which such contemplated transaction is completed or abandoned or such material information is otherwise disclosed to the public or ceases to be material or the Company is able to so comply with applicable SEC requirements, as the case may be, and (2) 45 days after the Company makes such good-faith determination.

          Section 1.03 COMPANY REGISTRATION. Subject to Section 1.07(b) hereof, if at any time the Company determines to register any Company Common Stock under the 1933 Act in connection with the public offering of such securities solely for cash on a form that would also permit the registration of any of the Registrable Securities, the Company shall promptly give the Holders written notice of such determination. Upon the written request of any Holder received by the Company within thirty (30) days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be registered all of the Registrable Securities that the Holders have requested be registered together with the registration of the Company Common Stock otherwise being registered by the Company. Notwithstanding anything else in this Agreement to the contrary, all of the Company's obligations under this Section shall expire on the earlier of the fifth anniversary of the date hereof or the date on which the Holders own in the aggregate less than three percent of the outstanding Company Common Stock. The Company shall be obligated to include Registerable Securities in not more than two (2) registrations pursuant to this Section 1.03. The Company may, for any reason or for no reason, elect to either not file or withdraw the filing of any registration statement relating to a registration described in this Section 1.03 at any time prior to the effectiveness thereof and in such case the request by the Holders to be included in such registration will not be deemed to have been the exercise of one registration right under this Section 1.03.

          Section 1.04 OBLIGATIONS OF THE COMPANY. Whenever the Company shall be required under Sections 1.02 or 1.03 hereof to use its best efforts to effect the registration of any Registrable Securities, the Company shall:

          (a) as expeditiously as reasonable possible, prepare and file with the Securities and Exchange Commission ("SEC," which term includes any successor agency) a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become and remain effective under the 1933 Act, except that the Company shall in no event be obligated to cause any such registration to remain effective for more than three months;

          (b) as expeditiously as reasonably possible, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

          (c) as expeditiously as reasonably possible, furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

          (d) as expeditiously as reasonably possible, use its reasonable efforts to register and qualify the securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate or requested by the Holders, except that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

          (e) advise each Holder, promptly after it shall receive notice or obtain knowledge thereof, of (i) the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose, and (ii) any similar action by any regulatory agency of competent jurisdiction under the securities or Blue Sky laws of any jurisdiction, and in any such case promptly use its reasonable best efforts to prevent the issuance of any stop order or the taking of any such similar action or to obtain its withdrawal if such stop order should be issued or any such similar action shall be taken; and

          (f) furnish to each Holder of Registrable Securities covered by such registration statement copies of all documents proposed to be filed with respect to any amendment or supplement to such registration statement or prospectus at a reasonable time prior to such filing.

          Section 1.05 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article I that the Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities and such other matters as may be required by the 1933 Act and other applicable law and regulation as the Company shall request and as shall be required in connection with the action to be taken by the Company.

          Section 1.06 EXPENSES OF REGISTRATION. In connection with a registration pursuant to Section 1.02, all underwriter's discounts and commissions, all registration and qualification fees, printers' and any extraordinary accounting fees, required as a result of the Holders' registration, shall be borne by the Holders and, all such expenses incurred in connection with a registration pursuant to Section 1.03 shall be borne by the Company, the Holders and any other sellers pro rata in relation to the number of shares of Company Common Stock being registered by each such party. For any registrations pursuant to Sections 1.02 or Section 1.03, all parties shall pay all of their own respective attorneys' fees.

          Section 1.07  UNDERWRITING REQUIREMENTS.

          (a)  In connection with any registration requested by Holders under
Section 1.02, the Company shall not be required under Section 1.02 to register any Registrable Securities of any Holder unless such Holder accepts the terms of the underwriting required by Section 1.02, and then only in such quantity as will not, in the written opinion of the managing underwriters, exceed the maximum number of shares that can be marketed at a price reasonably related to the then current market price for such shares, or otherwise materially and adversely affect such offering or the trading market for such shares (the "Maximum Feasible Quantity"). All securities sold to cover any over-allotment shall be apportioned among the Holders and the Company in proportion to the total number of shares being sold by each, provided, however, that any such over-allotment shall first be allocated to the Holders to the extent any of the Registrable Securities of the Holders were not included in such registration because the total number of Registrable Securities requested to be registered by the Holders exceeded the Maximum Feasible Quantity for such registration, and shall thereafter be allocated to the Company to the extent that the shares requested to be registered by the Company were not included in such registration because such shares, when added to the shares being registered by the Holders, exceeded the Maximum Feasible Quantity for such registration.

          (b) In connection with any registration in which Registerable Securities are included pursuant to Section 1.03 hereof, the Company shall not be required to include any of the Holders' Registrable Securities in such registration unless the Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, when added to the shares otherwise being registered by the Company, in the written opinion of the managing underwriters, exceed the Maximum Feasible Quantity for such registration. All securities sold to cover any over-allotment shall be apportioned among the Holders and the Company in proportion to the total number of shares being sold by each; provided, however, that any such over-allotment shall first be allocated to the Company to the extent any of the securities of the Company were not included in such registration because the total number of Registrable Securities included in such registration by the Holders, when added to the shares otherwise being registered by the Company, exceeded the

Maximum Feasible Quantity for such registration, and shall thereafter be allocated to the Holders to the extent that the Registrable Securities requested to be registered by the Holders were not included in such registration because such shares when added to the shares being requested by the Company, included the Maximum Feasible Quantity for such registration.

                                     ARTICLE II
                                     STANDSTILL

          Section 2.01   PURCHASES OF VOTING SECURITIES.    Hilliard and Weyers
each agrees that, until December 3, 2006, without the prior written consent of the Company, he will not acquire, offer or propose to acquire, directly or indirectly, by purchase or otherwise, any securities of the Company, other than pursuant to the Company Options, with the power to vote with respect to the election of directors generally ("Voting Securities"), or direct or indirect rights or options to acquire (through purchase, exchange, conversion or otherwise) any Voting Securities, if any such acquisitions would require any regulatory approval, application or notification other than as required by the 1934 Act.

          Section 2.02. OTHER STANDSTILL PROVISIONS. Hilliard and Weyers each agrees that until December 3, 1999, without the prior written consent of the Company, he will not:

          (a) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are defined in Rule 14a-1 under the 1934 Act) to vote any Voting Securities, initiate or propose any shareholder proposal or induce or attempt to induce any other person to initiate any shareholder proposal;

          (b) make any proposal, whether written or oral, to the Board of Directors of the Company, or to any director or officer of the Company, or otherwise make any public announcement or proposal whatsoever with respect to a merger or other business combination, sale or transfer of assets, liquidation or other extraordinary corporate transaction with the Company;

          (c) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any securities of the Company or otherwise act, alone or in concert with others, to seek to exercise any control or influence over the management, Board of Directors or policies of the Company other than pursuant to his employment with the Company or any of its subsidiaries.

     Section 2.03. NO PUBLIC REQUESTS. Hilliard and Weyers each agrees that he will not make a public request to the Company (or its directors, officers, shareholders, employees or agents) to amend or waive any provisions of this
Article III, including without limitation any public request to permit him or any other person to take any other action referred to in Sections 3.01 and 3.02 hereof.

                                    ARTICLE III
                                  VOTING AGREEMENT


          Hilliard and Weyers each agree that until December 3, 2006, to vote all shares of Company Common Stock owned or held by them respectively, (or over which they have or share voting power) in accordance with the directions of Blue Cross & Blue Shield United of Wisconsin ("BCBSUW") on any matters relating to or affecting the Blue Cross Blue Shield Association market conditions or rules and regulations, as may be determined in good faith by the BCBSUW Board of Directors.


                                     ARTICLE IV
                                 GENERAL PROVISIONS

          Section 4.01 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given (i) when delivered personally; (ii) the second business day after being deposited in the United States mail registered or certified (return receipt requested); (iii) the first business day after being deposited with Federal Express or any other recognized national overnight courier service or (iv) on the business day on which it is sent and received by facsimile, in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (a)  If to the Company:

                    United Wisconsin Services, Inc.
                    401 West Michigan Street
                    Milwaukee, WI  53203

                    Attention: Thomas R. Hefty, President

                    With a copy to:

                    Michael Best & Friedrich
                    100 East Wisconsin Avenue
                    Milwaukee, Wisconsin  53202

                    Attention: Geoffrey R. Morgan, Esq.

     (b)  If to the Holders:

                    Wallace J. Hilliard
                    4443 Indian Trails
                    Green Bay, WI  54313

                    Ronald A. Weyers
                    2643 Good Sheperd Lane
                    Green Bay, WI  54313

                    With a copy to:

                    Godfrey & Kahn, S.C.
                    333 Main Street, Suite 600
                    Green Bay, WI  54307-3067

                    Attention:  Benjamin W. Laird, Esq.

                    Godfrey & Kahn, S.C.
                    780 North Water Street
                    Milwaukee, WI  53202

                    Attention:  Randall J. Erickson, Esq.

          Section 4.02 MISCELLANEOUS. This Agreement (including the exhibits, documents and instruments referred to herein or therein):

          (a) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof;

          (b) is not intended to confer upon any person which is not a party hereto any rights or remedies hereunder;

          (c)  shall not be assigned by operation of law or otherwise; and

          (d) may be executed in two or more counterparts which together shall constitute a single agreement.

          Section 4.03 WAIVER: REMEDIES. No delay or failure on the part of any party hereto to exercise any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power, or privilege hereunder operate as a waiver of any other right, power, or privilege hereunder, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege hereunder.

          Section 4.04 SEVERABILITY. If any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be construed and enforced as if it had been more narrowly drawn so as not to be illegal, invalid or unenforceable, and such illegality, invalidity or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

          Section 4.05 GOVERNING LAW. This Agreement shall be construed in accordance with the law of the State of Wisconsin (without regard to principles of conflicts of laws) applicable to contracts made and to be performed within such State.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   UNITED WISCONSIN SERVICES ACQUISITION, INC.


                                   By:/s/ Thomas R. Hefty
                                      ------------------------------------------
                                        Thomas R. Hefty, President



                                   /s/ Wallace J. Hilliard
                                   ---------------------------------------------
                                   Wallace J. Hilliard


                                   /s/ Ronald A. Weyers
                                   ---------------------------------------------
                                   Ronald A. Weyers